Exhibit 10.40

AGREEMENT OF AMENDMENT

Dated as of December 31,2003

Reference is made to (i) that certain Purchase and Sale Agreement dated as of December 21, 2000 (as from time to time amended, the “Purchase Agreement”) among Federated Investors Management Company (the “Transferor”), Federated Securities Corp. (the “Distributor”), Federated Funding 1997-1, Inc. (the “Seller”), Federated Investors, Inc. (the “Parent”), Citibank, N.A. (the “Purchaser”) and Citicorp North America, Inc. as agent for the Purchaser (the “Program Agent”), and (ii) that certain Funding Agreement dated as of December 21, 2000 (as from time to time amended, the “Funding Agreement”) among the Purchaser, the Program Agent, the Seller, the Transferor and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as funding agent (the “Funding Agent”).

Section 1. Definitions.

As used in this Amendment, the term “Amendment Effective Date” means the later to occur of the day on which the Program Agent shall have (i) executed and delivered one or more counterparts of this Agreement of Amendment and shall have received one or more counterparts of this Agreement of Amendment executed by each of the other parties hereto, and (ii) received such opinions, certificates and documents as the Program Agent shall have reasonably requested, all in form and substance reasonably satisfactory to the Program Agent.

Capitalized terms used and not defined herein shall have the meanings assigned to them in Appendix A to the Purchase Agreement.

Section 2. Amendments to the Purchase Agreement.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Appendix A to the Purchase Agreement is hereby amended by deleting the words “Funding Agreement” set forth in the first paragraph therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, the definition of the term “CDSC” set forth in Appendix A to the Purchase Agreement is hereby amended by replacing the language set forth therein in its entirety with the following language:

“CDSC” means with respect to any Fund, the contingent deferred sales charges, or other similar charges howsoever denominated, payable, either directly or by withholding from the proceeds of the redemption, cancellation or repurchase of the Shares of such Fund, by the shareholders of such Fund, on any redemption, cancellation or repurchase of Shares relating to such Fund in the percentages of NAV specified in the Prospectus relating to such Fund.”

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, the definition of the term “Collection Agent” set forth in Appendix A to the Purchase Agreement is hereby amended by deleting the words “and as funding agent under the Funding Agreement” set forth therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Appendix A to the Purchase Agreement is hereby amended by deleting the definition of the term “Funding Agreement” set forth therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, the definition of the term “Free Redemptions” set forth in Appendix A to the Purchase Agreement is hereby amended by replacing the language set forth therein in its entirety with the following language:

““Free Redemptions” means a redemption, cancellation or repurchase of Shares of any Fund (other than Reinvested Shares of such Fund) under any arrangement or circumstance (including in connection with any Liquidation Plan adopted by such Fund) which relieves or defers, in whole or in part, such shareholder’s obligation to pay the maximum CDSC which would have been payable in the absence of such arrangement or circumstance by any other shareholder of such Fund redeeming a Share of such Fund that had been held by such other shareholder for the same period the Shares of such Fund had been held by the shareholder in question (at the time of such redemption, cancellation or repurchase, or in the case of any thereof pursuant to a Liquidation Plan, at the time such Liquidation Plan is adopted), including (i) arrangements pursuant to which certain Persons are entitled to acquire Shares of such Fund under circumstances in which no CDSC will be payable by them, and (ii) arrangements pursuant to which CDSCs are deferred in connection with the redemption of Shares of such Fund because the redeeming shareholder is reinvesting all or a portion of the proceeds of such redemption in shares of another fund; provided, however, that the term “Free Redemptions” shall not include any Permitted Free Exchanges.”

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, the definition of the term “Program Documents” set forth in Appendix A to the Purchase Agreement is hereby amended by deleting the words “the Funding Agreement,” set forth therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Appendix A to the Purchase Agreement is hereby amended by deleting the definition of the term “Purchaser’s Funding Account” set forth therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, the definition of the term “Termination Date” set forth in Appendix A to the Purchase Agreement is hereby amended by replacing the date “December 31, 2003” set forth therein with the date “December 31, 2006”.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Appendix A to the Purchase Agreement is hereby amended by deleting the definition of the term “Termination of Funding Notice” set forth therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Section 2.02 of the Purchase Agreement is hereby amended by (i) deleting the words “(with a copy to the Collection Agent)” set forth in the first sentence therein, and (ii) inserting the words “no more frequently than once per calendar week and” after the word “but” and before the words “no less frequently” set forth in the second sentence therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Section 3.01(a) of the Purchase Agreement is hereby amended by deleting the words “the Funding Agreement,” set forth in the second line therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Section 5.01(s) of the Purchase Agreement is hereby amended by replacing it in its entirety with the following language:

“(s) not take any action to cancel, terminate, amend, supplement, modify or waive any of the provisions of any Distribution Agreement, any Principal Shareholder Servicer’s Agreement, any Shareholder Servicer’s Agreement, any Distribution Plan, the Conversion Features or the CDSC arrangements applicable to the holders of any Shares of any Fund (including any action to allow, facilitate, or that will result in, Free Redemptions of Shares of any Fund under any circumstances where such Free Redemptions are not expressly required by the Prospectus of such Fund in effect on the date of this Agreement), or request, consent or agree to any such cancellation, termination, amendment, supplement, modification or waiver or to any event or circumstance that will result in any such cancellation, termination, amendment, supplement, modification or waiver, except with the prior written consent of the Program Agent, except that it may from time to time waive a CDSC that becomes payable provided it pays in accordance with the Program Servicing Procedures an amount to the Purchaser equal to the CDSC to which such Purchaser would have been entitled;”

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Section 9.04 (b) of the Purchase Agreement is hereby amended by inserting the following sentence at the end thereto immediately after the words “clauses (i) through (viii) above.”:

“Notwithstanding anything in this Section 9.04(b) to the contrary, in the case of Purchased Receivables relating to Shares the Date of Original Issuance of which occurs after December 31, 2003, clause (viii) of this Section 9.04(b) shall not be taken into account for purposes of clause (B) of the proviso set forth above in the case of Liquidation Plans of the type covered by that clause if the adoption of such Liquidation Plan did not arise out of, and is not attributable in whole or in part to, one or more breaches by Federated Entities of their representations, warranties or covenants set forth in this Agreement or the other Program Documents.”

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective date, Section 9.10(a) of the Purchase Agreement is hereby amended by deleting the words “the Funding Agreement,” set forth in the third line therein.

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Section 9.10 of the Purchase Agreement is hereby amended by adding the following clause (c) at the end thereof:

“(c) Notwithstanding anything in this Section 9.10 to the contrary, each party to this Agreement and each of its officers, directors, partners, employees, legal counsel and auditors may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the facility contemplated by the Program Documents and all materials of any kind (including opinions or other tax analyses) that are provided to it, relating to such U.S. tax treatment and U.S. tax structure.”

The parties to the Purchase Agreement agree that, effective as of the Amendment Effective Date, Section 9.14(a) of the Purchase Agreement is hereby amended by replacing it in its entirety with the following language:

“(a) Each of the Seller, the Transferor, the Distributor and the Parent acknowledges and agrees that any Person who purchases or otherwise acquires any interest in any Purchased Receivables (or the right to receive any Collections with respect thereto in a Take-out Transaction) (each such Person, a “Transferee”), (and in the case of indemnitees, their respective Affiliates and their officers, directors, employees and agents) shall each, to the extent of such Transferee’s interest, be a beneficiary of the representations, warranties, indemnities, covenants, agreements and undertakings of the Seller, the Transferor, the Distributor and the Parent under this Agreement and the other Program

Documents; provided, however, that such rights of the Transferees in a Take-out Transaction may be enforced on behalf of such Transferees only by the Master Servicer for the related Master Trust. Each of the Seller, the Transferor, the Distributor and the Parent shall execute and deliver such instruments and documents and shall take all such actions as the Program Agent, the Purchaser or any Master Trust shall reasonably deem necessary in order to confer upon any such Transferee the rights and privileges in and to the Purchased Receivables and the Ancillary Rights and Collections with respect thereto to which such Transferee has an interest and under the Program Documents to the extent of such transfer and assignment. Without limiting the foregoing, if any Program Document is amended, waived or modified and the Program Agent has not in connection with such amendment, waiver or modification required that a new True Sale opinion be delivered in connection therewith, and subsequent to the effective date of such amendment, modification or waiver the Program Agent has notified the Seller, the Transferor, the Distributor or the Parent that S&P, Moody’s or any other nationally recognized rating agency has requested that the Program Agent obtain a new True Sale opinion, each of the Seller, the Transferor, the Distributor and the Parent agrees to, as promptly as possible (and in any event within thirty (30) days after receipt of such notice) use its best efforts to cause its outside counsel to deliver a new True Sale opinion to the Purchaser and the Program Agent, which is in form, scope and substance reasonably satisfactory to the Program Agent. In addition, the Seller acknowledges and agrees that unless waived in writing by the Program Agent the effectiveness of any extension of the Termination Date is conditioned upon the Seller and the Distributor delivering to the Purchaser and the Program Agent a True Sale opinion dated on or about the effective date of such extension, in form, scope and substance reasonably satisfactory to the Program Agent; provided, however, that the delivery of such new True Sale opinion shall not be required as a condition to any such extension if such extension does not extend the then current Termination Date for a period which is more than sixty (60) days (a “Temporary Extension”) and all such consecutive Temporary Extensions do not extend the Termination Date by periods which aggregate more than 120 days. Notwithstanding anything in this Section 9.14 to the contrary, no Transferee shall be deemed to have assumed any of the obligations or liabilities of the Seller, the Transferor, the Distributor or the Parent under this Agreement or any other Program Document.”

Section 3. Termination of the Funding Agreement.

Pursuant to Section 6.01 of the Funding Agreement, the parties to the Funding Agreement agree that, effective as of the Amendment Effective Date, the Funding Agreement is hereby terminated.

The Funding Agent shall, upon written notice from the Program Agent that the Amendment Effective Date has occurred, remit in immediately available funds all amounts on deposit in the Purchaser’s Funding Account to the account designated by the Program Agent in such notice.

Section 4. Representations and Warranties.

Each of the Seller, the Distributor, the Transferor and the Parent represents and warrants that (i) this Amendment has been duly authorized, executed and delivered by it and each of its obligations hereunder constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, and (ii) immediately after giving effect to this Amendment and the transactions contemplated hereunder, its representations and warranties set forth in the Program Documents will be true and correct and no Event of Termination has occurred, or will result therefrom.

Section 5. Execution in Counterparts.

This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 6. Governing Law.

THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7. Amended Documents.

All references in any Program Document to the Purchase Agreement on and after the date hereof shall be deemed to refer to the Purchase Agreement as amended hereby, and the parties hereto agree that on and after the date hereof, the Purchase Agreement, as amended hereby, is in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CITICORP NORTH AMERICA, INC., as Program Agent		CITIBANK, N.A., as Purchaser

By:	/s/ Kenneth McDermott	By:	/s/ Kenneth McDermott

	Name:		Name:
	Title:		Title:

FEDERATED INVESTORS MANAGEMENT COMPANY, as Transferor		FEDERATED SECURITIES CORP., as Distributor, Principal Shareholder Servicer and Servicer

By:		By:

	Name:		Name:
	Title:		Title:

FEDERATED FUNDING 1997-1, INC., as Seller		FEDERATED INVESTORS, INC., as Parent

By:		By:

	Name:		Name:
	Title:		Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Funding Agent

By:

Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CITICORP NORTH AMERICA, INC., as Program Agent		CITIBANK, NA., as Purchaser

By:		By:

	Name: Title:		Name: Title:

FEDERATED INVESTORS MANAGEMENT COMPANY, as Transferor		FEDERATED SECURITIES CORP., as Distributor, Principal Shareholder Servicer and Servicer

By:	/s/ DENIS MCAULEY III	By:	/s/ DENIS MCAULEY III

	Name: Denis McAuley III Title: Senior Vice President		Name: Denis McAuley III Title: Treasurer

FEDERATED FUNDING 1997-1, INC., as Seller		FEDERATED INVESTORS, INC., as Parent

By:	/s/ DENIS MCAULEY III	By:	/s/ DENIS MCAULEY III

	Name: Denis McAuley III Title: Vice President		Name: Denis McAuley III Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Funding Agent

By:

Name: Title:

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CITICORP NORTH AMERICA, INC., as Program Agent		CITIBANK, N.A., as Purchaser

By:		By:

	Name:		Name:
	Title:		Title:

FEDERATED INVESTORS MANAGEMENT COMPANY, as Transferor		FEDERATED SECURITIES CORP., as Distributor, Principal Shareholder Servicer and Servicer

By:		By:

	Name:		Name:
	Title:		Title:

FEDERATED FUNDING 1997-1, INC., as Seller		FEDERATED INVESTORS, INC., as Parent

By:		By:

	Name:		Name:
	Title:		Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Funding Agent

By:	/s/ LOUIS BODI

Name: Louis Bodi
Title: Vice President